UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 20, 2009
Nash-Finch Company
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-785 (Commission File Number)	41-0431960 (I.R.S. Employer Identification No.)

7600 France Avenue South,	55435
Minneapolis, Minnesota (Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 832-0534
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Nash-Finch Company (“Nash-Finch” or the “Company”) is filing this Amendment No. 1 to the Current Report on Form 8-K/A (this “Form 8-K/A”) to amend and restate the Item 5.03 disclosure in its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 26, 2009 (the “Form 8-K”), as set forth below:
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendments to Restated Certificate of Incorporation
On May 22, 2009, Nash-Finch filed a Certificate of Amendment to its Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of Delaware. The Certificate of Amendment became effective upon filing. Nash-Finch included two proposals in the Proxy Statement seeking stockholder approval to amend Article VIII of its Restated Certificate of Incorporation (the “Restated Certificate”) to (i) eliminate the requirements of cause and a super-majority vote for the removal of a director and (ii) eliminate advance notice provisions for director nominations from the Restated Certificate. Stockholders approved both of the proposed amendments to the Restated Certificate at the 2009 Annual Meeting.
A copy of the Certificate of Amendment as filed with the Secretary of State of Delaware is filed as Exhibit 3.1 to the Form 8-K and is hereby incorporated by reference.
Amendments to Bylaws
Upon stockholder approval of the amendments to Article VIII of the Restated Certificate, the Board of Directors approved corresponding amendments to the Company’s Bylaws by adding Article II, Section 6 and Article III, Section 6, which provide detailed notice procedures for stockholders to nominate candidates for election as directors and for stockholder proposals (other than director nominations) to be brought before an annual meeting of stockholders. A corresponding amendment to Article III, Section 1 also was made to provide for removal of directors, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors. The Bylaws amendments became effective upon stockholder approval of the amendments to the Restated Certificate at the 2009 Annual Meeting.
A copy of the Bylaws, as amended, is filed as Exhibit 3.2 to this Form 8-K/A and is incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.2	Bylaws of Nash-Finch Company, as amended May 20, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY
Date: July 6, 2009	By:	/s/ Kathleen M. Mahoney
		Name:	Kathleen M. Mahoney
		Title:	Senior Vice President, General Counsel and Secretary

NASH-FINCH COMPANY
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit No.	Description

3.2	Bylaws of Nash-Finch Company, as amended May 20, 2009.